EXHIBIT 1

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01, of Choice One Communication Inc., a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(k)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


                                      MORGAN STANLEY


                                      By: /s/ Peter R. Vogelsang
                                         ---------------------------------------
                                         Name:  Peter R. Vogelsang
                                         Title: Authorized Signatory


                                      MORGAN STANLEY CAPITAL PARTNERS III, INC.


                                      By: /s/ Kenneth Clifford
                                         ---------------------------------------
                                         Name:  Kenneth Clifford
                                         Title: Managing Director


                                      MSCP III, LLC

                                      By:  Morgan Stanley Capital Partners III,
                                           Inc., as Member


                                      By: /s/ Kenneth Clifford
                                         ---------------------------------------
                                         Name:  Kenneth Clifford
                                         Title: Managing Director


                                      MORGAN STANLEY CAPITAL INVESTORS, L.P.

                                      By:  MSCP III, LLC, as General Partner

                                      By:  Morgan Stanley Capital Partners III,
                                           Inc., as Member


                                      By: /s/ Kenneth Clifford
                                         ---------------------------------------
                                         Name:  Kenneth Clifford
                                         Title: Managing Director

                                      MORGAN STANLEY CAPITAL PARTNERS III, L.P.

                                      By:  MSCP III, LLC., as General Partner

                                      By:  Morgan Stanley Capital Partners III,
                                           Inc., as Member


                                      By: /s/ Kenneth Clifford
                                         ---------------------------------------
                                         Name:  Kenneth Clifford
                                         Title: Managing Director


                                      MSCP III 892 INVESTORS, L.P.

                                      By:  MSCP III, LLC, as General Partner

                                      By:  Morgan Stanley Capital Partners III,
                                           Inc., as Institutional Managing
                                           Member


                                      By: /s/ Kenneth Clifford
                                         ---------------------------------------
                                         Name:  Kenneth Clifford
                                         Title: Managing Director


                                      MSDW CAPITAL PARTNERS IV, LLC

                                      By:  MSDW Capital Partners IV, Inc.,
                                           as Member


                                      By: /s/ Kenneth Clifford
                                         ---------------------------------------
                                         Name:  Kenneth Clifford
                                         Title: Managing Director


                                      MSDW CAPITAL PARTNERS IV, INC.


                                      By: /s/ Kenneth Clifford
                                         ---------------------------------------
                                         Name:  Kenneth Clifford
                                         Title: Managing Director

                                      MORGAN STANLEY DEAN WITTER CAPITAL
                                      PARTNERS IV, L.P.

                                      By:  MSDW Capital Partners IV, LLC,
                                           as General Partner

                                      By:  MSDW Capital Partners IV, Inc.,
                                           as Member


                                      By: /s/ Kenneth Clifford
                                         ---------------------------------------
                                         Name:  Kenneth Clifford
                                         Title: Managing Director


                                      MSDW IV 892 INVESTORS, L.P.

                                      By:  MSDW Capital Partners IV, LLC,
                                           as General Partner

                                      By:  MSDW Capital Partners IV, Inc.,
                                           as Member


                                      By: /s/ Kenneth Clifford
                                         ---------------------------------------
                                         Name:  Kenneth Clifford
                                         Title: Managing Director


                                      MORGAN STANLEY DEAN WITTER CAPITAL
                                      INVESTORS IV, L.P.

                                      By:  MSDW Capital Partners IV, LLC,
                                           as General Partner

                                      By:  MSDW Capital Partners IV, Inc.,
                                           as Member


                                      By: /s/ Kenneth Clifford
                                         ---------------------------------------
                                         Name:  Kenneth Clifford
                                         Title: Managing Director